STANDSTILL & FORBEARANCE AGREEMENT,

THIS STANDSTILL & FORBEARANCE AGREEMENT (the “Agreement”) is made and executed as of March 24, 2016, by and among (i) EVENTURE INTERACTIVE, INC., a corporation incorporated under the laws of the State of Nevada (the “Company”), and (ii) LG CAPITAL FUNDING, LLC, a limited liability company organized under the laws of the State of New York (the “Creditor”).

W I T N E S S E T H:

WHEREAS, the Creditor has previously made a series of loans and has existing obligations outstanding and owed by the Company (together with any and all obligations existing as of the date hereof or following the date hereof, the “Obligations”), which obligations are evidenced by, among other things, those certain 8% Convertible Redeemable Notes issued by the Company in favor of the Creditor:

Note Date	Note Amount
July 20, 2015	$86,225
September 8, 2015	$70,000
September 8, 2015	$127,050
November 3, 2015	$116,000
December 22, 2015	$75,000

(collectively, the “Note”); and

WHEREAS, the Company is presently engaged in negotiations with certain third parties, pursuant to which the Company may ultimately conclude one or more transactions which, upon the closing thereof, it is anticipated will benefit the Company; and

WHEREAS, the Creditor acknowledges and agrees that the aforementioned transactions, if closed, will benefit the Creditor and permit, among other things, the payment of the Note, and, as such, in consideration of such benefit and the potential for such payment, the Creditor has agreed to enter into this Agreement; and

WHEREAS, beginning on the date hereof and ending on the sixth monthly anniversary of this Agreement (the “Expiration Date”), the Creditor has agreed to standstill and forebear from exercising certain default rights with respect to the Note (the “Debt”); and

NOW, THEREFORE, IN CONSIDERATION OF THE PROMISES, ACTS, RELEASES AND OTHER GOOD AND VALUABLE CONSIDERATION HEREINAFTER RECITED, THE SUFFICIENCY AND RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO, INTENDING TO BE LEGALLY BOUND, AGREE AS FOLLOWS:

1. Recitals; Definitions.  The recitals set forth above are true and correct and are incorporated herein by reference.

2. Forbearance.  Beginning on the date hereof and ending on the Expiration Date, and subject to the strict adherence by the Company to the terms of this this Agreement, the Creditor agrees not exercise any default remedy available with respect to the Note against any assets or property of the Company, nor will the Creditor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against the Company.

3. Limited Conversion of Debt. Beginning on the date hereof, and ending on the 90th day following the execution of this Agreement, the Creditor shall not effect conversions for more than $25,000 in principal and accrued interest every 30 days. After 90 days following the execution of this Agreement, the Creditor may convert the greater of (i) $15,000 in principal and accrued interest or (ii) that number that represents 7% of the aggregate trading volume of the Common Stock of the Company for the prior 30 days. This Section 3 shall expires on the Expiration Date. While this Agreement is in effect, the Creditor shall not make any sales of Company Common Stock while the Company has a Common Stock bid price below $0.0003 per share.

4. Repayment.  From the date of this Agreement, until the Expiration Date, the Company shall use 12% of all proceeds generated by the Company in excess of $150,000 per month (regardless of the source of proceeds, whether operational revenue of from outside financing) to retire the Note. All payments used to retire the Note shall be discounted with a 25% prepayment premium.  By way of example, if $50,000 were used to retire the Note, it would retire an amount equal to $40,000. ($40,000 * 1.25 = $50,000). Violation of this provision by the Company will allow the Creditor to seek an immediate judicial remedy requiring the Company to instruct all its payer’s to make any payments due to the Company to a lockbox under the control of the Creditor. In the event the Company does not receive/generate at least $50,000 in financial proceeds per month (regardless of the source of the proceeds), this Agreement may be terminated by the Creditor.

5. Negative Covenants.  While this Agreement is in effect, the Company shall not (i) enter into a variable rate security or amend a fixed price security to provide a variable rate for such security and (ii) enter into any credit facility or loan which is senior to that of the Note.

Miscellaneous.

(a)           Obligations of the Company Not Affected. The provisions of this Agreement are intended solely for the purpose of temporarily defining the rights of the Creditor with respect to the obligations of the Company to the Creditor. Nothing contained in this Agreement shall impair, as between the Creditor and the Company, the obligation of the Company to pay its respective obligations with respect to the Debt as and when the same shall become due and payable (subject, however, to the terms of this Agreement).

(b)           Further Assurances. The parties shall execute, acknowledge, deliver, file, notarize, and register all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts reasonably necessary to effectuate the purposes of this Agreement.

(c)           Entire Agreement. This Agreement: (i) is valid, binding and enforceable against the Creditor and Company in accordance with its terms and provisions and no conditions exist as to its legal effectiveness; and (ii) constitutes the entire agreement between the parties with respect to the subject matter hereof.  No promises, either expressed or implied, exist between the Creditor and the Company, unless contained herein.  This Agreement is the result of negotiations between the Creditor and the Company and has been reviewed (or have had the opportunity to be reviewed) by counsel to all such parties, and is the product of all parties.

(d)           Amendment.  The Company has entered into similar agreement with Carebourn Capital, LLC and SBI Investments 2014-1, LLC (the “Other Investors”).  It is a condition of the effectiveness of this Agreement that those other agreements be executed. As such, this Agreement is intended to benefit not only the parties to this Agreement, but also, the Other Investors.  Consequently, this Agreement may not be amended except with the written approval of the parties thereto, along with the written approval of one of the Other Investors.

(e)           MANDATORY FORUM SELECTION.  THE CREDITOR AND THE COMPANY EACH IRREVOCABLY AGREE THAT ANY DISPUTE ARISING UNDER, RELATING TO, OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT OR RELATED TO ANY MATTER WHICH IS THE SUBJECT OF OR INCIDENTAL TO THIS AGREEMENT (WHETHER OR NOT SUCH CLAIM IS BASED UPON BREACH OF CONTRACT OR TORT) SHALL BE SUBJECT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THE STATE AND/OR FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK.  THE CREDITOR AND THE COMPANY HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING ITS SITUS IN SAID STATE, AND EACH WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS.

(f)           Governing Law.  This Agreement shall be delivered and accepted in and shall be deemed to be a contract made under and governed by the internal laws of the State of New York is set to be governed, and for all purposes shall be construed in accordance with the laws of such State, without giving effect to the choice of law provisions of such State.

(g)           Enforceability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, unenforceable or invalid under any jurisdiction, such provision shall as to such jurisdiction, be severable and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the undersigned have executed this Standstill and Forbearance Agreement as of the date first written above.

EVENTURE INTERACTIVE, INC.

By:  /s/Michael Rountree
Name: Michael Rountree
Title: Chief Financial Officer

LG CAPITAL FUNDING, LLC

By: /s/Joseph Lerman
Name: Joseph Lerman
Title: Manager